UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008 (March 26, 2008)

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279 7450

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

           On March 26, 2008, Fitch Ratings (“Fitch”) announced certain ratings actions on Security Capital Assurance Ltd (“SCA”) and its operating subsidiaries. Fitch downgraded the Insurer Financial Strength (“IFS”) rating of XL Capital Assurance Inc., XL Capital Assurance (U.K.) Ltd. and XL Financial Assurance Ltd to “BB” from “A”. SCA’s Long Term Issuer Rating was downgraded to “B-” from “BBB” and SCA’s Fixed/Floating Series A Perpetual Non-cumulative Preference Shares were downgraded to “CCC” from “BBB-”. SCA’s Twins Reefs Pass-Through Trust Securities were downgraded to “B” from “BBB”. In addition, Fitch announced that the Rating Outlook is Negative.

          In taking the ratings actions described above, Fitch noted that:

“The downgrade of SCA and its financial guaranty subsidiaries centers on Fitch’s updated assessment of SCA’s capital position, a review by Fitch of the company’s current capital enhancement plans, and an update on Fitch’s current views of U.S. subprime related risks. The downgrade also reflects what Fitch views as the material erosion in SCA’s franchise value and competitive business position following downgrades to well below “AAA” by each of the three major rating agencies.”

          Further, Fitch noted in its release that, “[it] believes that SCA’s current level of capital and claims paying resources is no longer consistent with [its] guidelines for an investment grade IFS rating” and that “SCA’s current claims paying resources fall below the agency’s targeted ‘AAA’, ‘AA’, ‘A’ and ‘BBB’ IFS rating ranges by the following amounts:

--“AAA” capital shortfall of $5.6 to $5.9 billion;

--“AA” capital shortfall of $3.9 to $4.5 billion;

--“A” capital shortfall of $1.3 to $2.5 billion;

--“BBB” capital shortfall of $600 million to $1.2 billion.”

          In addition, the release mentioned that “SCA has been aiming to restore the company’s financial and capital position,” and that SCA’s “suspension of new underwriting is expected to help SCA’s capital position as the company will benefit from the amortization of existing insured obligations, some of which exhaust a material amount of targeted capital.”

          Fitch stated that, going forward, it believed that “it will be very difficult to stabilize the ratings of SCA until the company can both raise external capital and more effectively limit the downside risk from its [structured finance collateralized debt obligations (“SF CDOs”)] through reinsurance or other risk mitigation initiatives. Fitch does not anticipate removing the Negative Rating Outlook over the near-to-intermediate-term until the risk of loss on the SF CDOs portfolio can be more definitively quantified.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

Date: March 27, 2008	By:	/s/ Michael Rego
Name: Michael Rego
Title: Executive Vice President